PROMISSORY NOTE



                                December 27, 1999

Borrower:      Pioneer Oil and Gas

Lender:        Zions First National Bank

Amount:        $750,000.00

Maturity:      December 31, 2001


         For value received, Borrower promises to pay to the order of Lender at its Commercial Loan Department in Salt Lake City, Utah, the sum of seven hundred fifty thousand dollars ($750,000.00) or such other principal balance as may be outstanding hereunder in lawffil money of the United States with interest thereon at a variable rate computed on the basis of a three hundred sixty (360) day year as follows: one percent (1.00%) per annum above the Prime Rate (herein defined) of Lender from time to time in effect, adjusted as of the date of any change in the Prime Rate. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgement, which default rate shall be three percent (3%) over annum above the foregoing variable rate, which is a default rate of four and five-tenths percent (4.5%) per annum above the Prime Rate.

         Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgement, in accordance with the terms set forth herein.

         Principal and interest shall be payable as follows: Interest accrued is to be paid monthly commencing February 1, 2000, and on the same day of each month thereafter, All principal and unpaid interest shall be paid in full December 31, 2001.

         All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by and two of the following banks:
Chase Manhattan Bank, Well Fargo Bank N.A., and Bank of America N.T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Lender's Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in the Lender's bank offices, substitute anothero comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

         This Promissory Note shall be a revolving line of credit under which Borrowers may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated January 08, 1999, between Lender and Borrower (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursement under this Promissory Note shall be made in accordance with the Loan Agreement.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement.

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in lull.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection cots, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         All obligations of Borrower under this Promissory Note shall be joint and several.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                    Borrower:


                                    Title:

                              .                                                .
                       FIRST AMENDMENT TO PROMISSORY NOTE


         This First Amendment to Promissory Note (this "Amendment") is made and entered into by PIONEER OIL AND GAS ("Borrower") in favor of ZIONS FIRST NATIONAL BANK ("Lender").

                                    Recitals

         WHEREAS, Lender and Borrower entered into that certain Promissory Note dated January 8, 1999 in the original principal amount of $400,000.00 (the "Note").

         WHEREAS, Borrower desires to amend the Note by increasing the amount of the Note to $750,000.00, and Lender has agreed to such increase provided, among other things, Borrower executes and delivers to Lender this Amendment.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Note is amended as follows:

         1. The amount of the Note is hereby increased to Seven Hundred Fifty Thousand and 00/1 00 Dollars ($750,000.00).

         2. Except as expressly amended by this Amendment, the Note remains in full force and effect.

         Effective Date: October 12 , 1999.

                                    BORROWER:


                                    Signed Don J. Colton, President

                                 PROMISSORY NOTE

                                 January 8, 1999


Borrower:          Pioneer Oil and Gas

Lender:            Zions First National Bank

Amount:            $400,000.00

Maturity:          December 31, 1999


         For value received, Borrower promises to pay to the order of Lender at its Commercial Loan Department in Salt Lake City, Utah, the sum of four hundred thousand dollars ($400,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon at a variable rate computed on the basis of a three hundred sixty (360) day year as follows: one and five-tenths percent (1.5%) per annum above the Prime Rate (hereinafter defined) of Lender from time to time in effect, adjusted as of the date of any change in the Prime Rate. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3%) per annum above the foregoing variable rate, which is a default rate of four and five-tenths percent (4.5%) per annum above the Prime Rate.

         Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         Principal and interest shall be payable as follows: Interest accrued is to be paid monthly commencing February 1, 1999, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on December 31, 1999.

         All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks:
Chase Manhattan Bank, Wells Fargo Bank N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Lender's Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in the Lender's bank offices, substitute another comparable bank for the one determined unacceptable. As used

                           I

in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

         This Promissory Note shall be a revolving line of credit under which Borrowers may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated January --` 1999, between Lender and Borrower (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement.

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         All obligations o.f Borrower under this Promissory Note shall be joint and several.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.


                                    Borrower:

                                    Pioneer Oil and Gas



                                    By:signed Don J. Colton
                                    Title:President______________

                THIRD LOAN EXTENSION AND MODIFICATION AGREEMENT


         In consideration of the promises contained in this Third Loan Extension and Modification Agreement (the "Third Extension and Modification Agreement"), ZIONS FIRST NATIONAL BANK, a national association ("Zions Bank"), PIONEER OIL AND GAS, a Utah corporation ("Pioneer"), each referred to as a "Party" and both collectively referred to as the "Parties" to this Third Extension and Modification Agreement, agree as follows:

         1. Pioneer has a term loan (the "Term Loan") with Zions Bank, Loan No. 7360088-9004, in the original principal amount of $1,255,000.00, evidenced and governed by numerous loan documents (collectively the "Loan Documents"), including without limitation the following documents:

                  A.       Business Loan Agreement, dated April 25, 1991;

                  B. First Amendment to Business Loan Agreement, dated May 1, 1992;

                  C. Second Amendment to Business Loan Agreement, dated March 31, 1993;

                  D. Third Amendment to Business Loan Agreement, dated May 16, 1994;

                  E. Promissory Note, dated May 16, 1994, in the original principal amount of $750,000.00;

                  F.       Change in Terms Agreement, dated April 25, 1995;

                  G.       Change in Terms Agreement, dated January 22, 1996;

                  H.       Amendment to Business  Loan  Agreement,  dated May 3,
                           1996;

                  I. Inventory and Accounts Receivable Security Agreement, dated April 14, 1988;

                  J. Addendum to the Inventory and Accounts Receivable Security Agreement, dated April 12, 1990;

                  K.       Arbitration Addendum, dated May 1, 1992;

                  L. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing from Pioneer to First American Title Company of Utah, as Trustee, and Zions Bank, dated as of January 22, 1996, and recorded and filed as follows: (1) by the Clerk of Crook County, Wyoming, on January 29, 1996, as Entry No. 521712, in Book 341, at Pages 232-253;

                           (2) by the Recorder of San Juan County, Utah, on January 25, 1996, as Entry No. 1J011855, in Book 749, at Pages 275-296; and (3) in the Uniform Commercial Code Records of the Clerk of Crook County, Wyoming, on January 29, 1996, as Document No. 31350;

                  M. Letter of transmittal, dated January 24, 1996, from Kimball, Parr, Waddoups, Brown & Gee, counsel to Pioneer, to the Utah Department of Trust Land Administrators, to which the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph L above is attached;

                  N. Financing Statement, filed as follows: (1) with the Utah Department of Commerce, Division of Corporations and Commercial Code on January 24, 1996, as File No. 96-506301; and (2) with the Wyoming Secretary of State's office on January 25, 1996, as Document ID No. 9602511 1B06;

                  0. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing from Pioneer to First American Title Company of Utah, as Trustee, and Zions Bank, dated April 5, 1996, recorded and filed as follows: (1) in Mesa County, Colorado; (2) in Rio Blanco County, Colorado on May 23, 1996, as Entry No. 257385, in Book B-524, at
                           Pages 1-26; (3) in Grand County, Utah, on May 10, 1996, as Entry No. 436692, in Book 487, at Pages 212-237; (4) in San Juan County, Utah, on May 13, 1996, as Entry No. 1J012755, in Book 751, at Pages 721-746; (5) in Crook County, Wyoming, on May 13, 1996, as Entry No. 523224 in Book 343, at Pages 113-138; (6) in Fremont County, Wyoming, on May 13, 1996, as Entry No. 1172008, in Book 731, at Pages 501-526; (7) in the Uniform Commercial Code Records of Crook County, Wyoming, on May 13, 1996, as File No. 31669; and (8) in the Uniform Commercial Code Records of Fremont County, Wyoming, on May 14, 1996, as File No. U 246054;

                  P. Letter of transmittal, dated May 13, 1996, from Kimball, Parr, Waddoups, Brown & Gee, counsel to Pioneer, to the Utah Department of Trust Land Administrators, to which the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph 0 above is attached;

                  Q. First Amendment to the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph L [not 0 as mistakenly stated in the Extension and Modification Agreement] above, recorded and filed as follows: (1) in San Juan County, Utah, on May 13, 1996, as Entry No. lJ0127S4, in Book 751, at Pages 713-720; (2) in Crook County, Wyoming, on May 13, 1996, as Entry No. 523226, in Book 343, at Page 139-146; and (3) in Crook County, Wyoming, on May 13, 1996 as Entry No. 523227;

                  R. Financing Statement, filed as follows: (1) with the Colorado Secretary of State's Office, on May 14, 1996, as File No. 962037452; (2) with the Utah Department of Commerce, Division of Corporations and Commercial Code, on May 1, 1996, as File No. 96-518334; and (3) with the Wyoming Secretary of State's office, on May 1, 1996, as Document ID No. 9612211 lAO6;

                  S. Loan Extension and Modification Agreement, dated June 25, 1997 (the "Extension and Modification Agreement")

                  T. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which adds collateral located in Campbell County, Wyoming (and correctly describes a well known as Pittman No. 22-24 rather than Pittman No. 22-44 as mistakenly stated in the Extension and Modification Agreement), recorded and filed in Campbell County, Wyoming;

                  U. First Amendment to Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which amends the document described in subparagraph 0 of paragraph 1 above by adding additional collateral located in the Badger Wash Unit in Mesa County, Colorado, and reflecting previous amendments to the Loan Documents, recorded and filed in Mesa County, Colorado on October 31, 1997, as Entry No. 1818546 in Book.2371, at Page 904;

                  V. Third Amendment to Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which amends the documents described in subparagraphs L and Q above by reflecting previous amendments to the Loan Documents;

                  W.       A new Financing Statement; and

                  X.       Second Loan Modification  Agreement dated October 29,
                           1997.

         2. The Loan Documents evidence valid, fully-enforceable indebtedness and obligations of Pioneer in favor of Zions Bank, and create valid, properly-perfected and fully-enforceable liens and security interests in favor of Zions Bank in the collateral described in the Loan Documents.

         3. Subject to the terms and conditions of this Third Extension and Modification Agreement, the Parties desire to modify the terms and conditions of the Term Loan, all without interrupting or otherwise adversely affecting the validity, priority or enforceability of Zions Bank's liens and security interests created under, evidenced by or described in the Loan Documents.

         4. Concurrently with the execution and delivery of this Third Extension and Modification Agreement, Zions Bank and Pioneer are entering into a Loan Agreement pursuant to which Zions Bank shall establish in favor of Pioneer a revolving line of credit in the maximum principal amount of $400,000.00 (the "Revolving Line of Credit").

         5. The Parties represent and warrant to each other that, in deciding to enter into this Third Extension and Modification Agreement, they each:

                   A.      made  their  own  due  diligence   investigation  and
                           evaluation;
                   B.      had all of the information they needed;
                   C. did not rely on any statements, acts or omissions except as expressly set forth in this Extension and Modification Agreement;
                   D. were not acting under any duress, compulsion or undue influence; and
                   E.      were advised by independent legal counsel.

         6. By this Third Extension and Modification Agreement, the Loan Documents are modified as follows:

                   A. The maturity date of the Term Loan is extended from December 1, 1998 to December 1, 1999. All unpaid amounts owing on the Term Loan shall become immediately due and payable on December 1, 1999;

                   B. The original principal amount of the Term Loan is reduced from $1,255,000.00 to $1,000,000.00.
                           Concurrently with the execution of this Third Extension and Modification Agreement, Pioneer shall borrow sufficient amounts under the Revolving Line of Credit to make a payment of the Term Loan in the amount of $255,000.00 in order to reduce the outstanding principal amount of the Term Loan to $1,000,000.00;

                   C. The interest rate on the Term Loan shall be 8.85% per annum. Interest shall be payable on the first (1st) day of each month until December 1, 1999, on which date all amounts owing on the Term Loan and under the Loan Documents become immediately due and payable;

                   D. The amount of each monthly installment payment is decreased from $26,100.00 to $16,013.06, each successive installment being due and payable on the first (1st) day of each successive month and continuing until December 1, 1999, on which date all amounts owing on the Term Loan and under the Loan Documents become immediately due and payable;

                   E.      Pioneer shall pay Zions Bank a loan fee of $7,000.00;
                           and

                   F. Concurrently with the execution and delivery of this Third Extension and Modification Agreement, Pioneer shall pay Zions Bank $1,806.25 for attorneys fees and expenses.

         7. Except as expressly modified by this Third Extension and Modification Agreement, all of the terms and conditions of the Term Loan and the Loan Documents shall remain in full force and effect, and, as modified by this Third Extension and Modification Agreement, shall continue to be secured as provided in the Loan Documents.

         8. Except for express contractual obligations of Zions Bank, Pioneer forever releases Zions Bank and all of its parent, subsidiary and affiliated corporations and entities, past, present and future, and each of them, as well as their respective partners, directors, officers, agents, servants, employees and attorneys, past, present and future, and each of them, from any and all claims, demands, damages, losses, liabilities and causes of action, of whatever kind or nature, whether known or unknown, whether suspected or unsuspected, and whether related, directly or indirectly, or wholly unrelated to the Term Loan.

         9. With respect to the Term Loan, the Loan Documents, as modified by this Third Extension and Modification Agreement, and the other agreements, documents, obligations and transactions contemplated by this Third Extension and Modification Agreement constitute the entire agreement between Zions Bank and Pioneer, and may not be altered or amended except by written agreement signed by Zions Bank and Pioneer. PURSUANT TO UTAH CODE SECTION 25-5-4, PIONEER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENTS BETWEEN ZIONS BANK AND PIONEER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. With respect to the Term Loan and except as otherwise expressly provided herein, all prior and contemporaneous agreements, arrangements and understandings between Zions Bank and Pioneer are rescinded.

Signed :  by: Don J .Colton
President



         DATED:        January 8, 1999



                            ZIONS FIRST NATIONAL BANK






                               PIONEER OIL AND GAS


                               By:


                               Title

                        FIRST AMENDMENT TO LOAN AGREEMENT



         This First Amendment to Loan Agreement (this "Amendment") is made and entered into by and between ZIONS FIRST NATIONAL BANK ("Lender") and PIONEER OIL
ANT) GAS, a Utah corporation ("Borrower").

                                    Recitals
                                    --------

         A. Lender and Borrower entered into that certain Loan Agreement dated January 8, 1999

(the "Loan Agreement").

         B. Lender and Borrower desire to amend the Loan Agreement as provided herein.

                                    Amendment
                                    ---------

         For good and valuable consideration, the receipt and sufficiency of which are herebyacknowledged, Lender and Borrower hereby agree and amend the Loan Agreement as follows:

         1. Definitions. Except as otherwise expressly provided herein, terms assigned defmed meanings in the Loan Agreement shall have the same defined meanings in this Amendment.

         2.  Amended  Defmitions.  The  definition  of "Maximum  Commitment"  in
Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

                  "Maximum Commitment" means, at any time, the lesser of (i) Seven Hundred Fifty Thousand Dollars ($750,000.00), or (ii) the Borrower Base.

         3. Section 2.1. Amount of Loan. Section 2.1(a) of the Loan Agreement is amended in its entirety to read as follows:

          Section 2.1. Amount of Loan

                  (a) Upon fulfillment of all conditions precedent set forth in this Loan Agreement. and so long as no Event of Default exists, and no other breach has occurred under this Loan Agreement or any Loan Documents, Lender agrees to make a loan to Borrower which shall consist of a revolving line of credit in the original maximum principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00).

          4. Representations and Warranties. As of the date of this Amendment, Borrower hereby affirms and again makes the representations and warranties set forth in Article 6 Representations and Warranties of the Loan Agreement.

          5. Authorization. Borrower represents and warrants that the execution, delivery, and performance by Borrower of this Amendment and all agreements, documents, obligations, and transactions herein contemplated have been duly authorized by all necessary corporate action on the part of Borrower and are not inconsistent with Borrower's Articles of Incorporation, By-Laws, or any resolution of the Board of Directors, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which Borrower is bound, and that upon execution and delivery hereof, this Amendment will constitute a legal, valid, and binding agreement and obligation of Borrower, enforceable in accordance with its terms.

          6. Payment of Expenses and Attorney's Fees. Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, title insurance, recording fees, filing fees, and reasonable attorney's fees and legal expenses. If such expenses are not promptly paid, Lender is authorized and directed, upon execution of this Amendment and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay in full these expenses.

          7. Conditions to Amendment. This Amendment shall become valid, binding, and enforceable only upon satisfaction of the following conditions. All of the documents referred to below must be in a form and substance acceptable to Lender.

                  a. This Amendment and all other documents requested by Lender shall have been fully executed and delivered to Lender.

                  b. All of the documents requested by Lender which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

          All conditions precedent set forth in this Amendment are for the sole benefit of Lender and may be waived unilaterally by Lender.

          8. Loan Agreement Remains in Full Force and Effect. Except as expressly amended by this Amendment, the the Loan Agreement remains in full force and effect.

          9. Integrated Agreement; Amendment. This Amendment, together with the Loan Agreement and the other agreements, documents, obligations, and transactions contemplated by the Loan Agreement and this Amendment, constitute the entire agreements and understandings between the parties and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by the parties. This Amendment and the Loan Agreement shall be read and interpreted together as one agreement. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWERS ARE NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWERS AND THESE AGREE-MENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

                      .
 Dated:   October 12 ,1999.
                                     LENDER:


                            ZIONS FIRST NATIONAL BANK


                                       By:
                                Brett L. Eliason
                                 Vice President

                                    BORROWER:


                               PIONEER OIL AND GAS


                                       By:

                                  Don J. Colton
                                Title: President

                                 LOAN AGREEMENT

          This Loan Agreement is made and entered into by and between ZIONS FIRST NATIONAL BANK, a national banking association (hereinafter "Lender"), and PIONEER OIL AND GAS, a Utah corporation (hereinafter "Borrower")

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:


                             Article 1 - Definitions
                             -----------------------

Section 1.1.  Definitions
-------------------------

          Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

          "Banking Business Day" means any day not a Saturday, Sunday, legal holiday in the State of Utah, or day on which national -banks in the State of Utah are authorized to close.

          "Borrower Reserve Report" means a report prepared by Borrower which sets forth the estimated oil and gas reserves, production and future net income of Borrower's proven properties and interests.

          "Borrowing Base" means fifty percent (50%) of the net present value (using a 10% discount rate) of Borrower's Reserves included in the Collateral as determined by Lender, less the outstanding principal amount of the term loan outstanding under the Term Loan Agreement. The Borrowing Base will be based upon the actual price per barrel that Borrower sells its oil at each well on the date that the Borrowing Base is initially determined or redetermined, as the case may be, or as close thereto as such information is available, and the average cost of gas per MCF during the preceding twelve months. For purposes of this Agreement, the initial "Borrowing Base" shall be based on the estimated amount of the Borrower's Reserves as set forth in the most recently delivered Engineering Report under the Term Loan Agreement. The Borrowing Base shall be adjusted from time to time as provided in Section 2.6 Borrowing Base.

          "Borrower's Reserves" means the proved, developed and producing oil and gas reserves of Borrower.

          "Borrower Reserves Report" means a report prepared by Borrower which sets forth the estimated oil and gas reserves, production and future net income of Borrower's proven properties and Interests.

          "Closing Date" shall mean the date the parties intend this Loan Agreement to become binding and enforceable, which is the date stated at the conclusion of this Loan Agreement.

          "Collateral"   shall  have  the  meaning  set  forth  in  Section  3.1
Collateral.

          "Engineering Report" means an independent review by an engineering firm acceptable to Lender of the Borrower Reserve Reports.

          "Event of Default" shall have the meaning set forth in Section 8.1 Events of Default.

          "Hazardous Materials" shall have the meaning set forth in Section 6.9 Hazardous Materials.

          "Hydrocarbons" shall have the meaning set forth in Section 2.1(b).

          "Interests" shall have the meaning set forth in Section 2.1(b).

          "Loan"  means  the  loan  to  be  made  pursuant  to  Article  2  Loan
Description.

          "Loan Agreement" means this agreement, together with any exhibits, amendments, addendums, and modifications.

          "Loan Documents" means all security agreements, assignments, pledges, deeds of trust, mortgages, and other documents which create or evidence any security interest, assignment, lien or other encumbrance in'favor of Lender to secure any or all of the obligations created or contemplated by this Loan Agreement, the Promissory Note, the Loan Documents, or any other agreements, documents, obligations, and transactions contemplated by this Loan Agreement.

          "Loan  Origination  Fee" means the loan  origination  fee described in
Section 2.4 of this Agreement.

          "Maximum Commitment" means, at any time, the lesser of (i) Four Hundred Thousand Dollars ($400,000.00), or (ii) the Borrowing Base.

          "Promissory Note" means the promissory note to be executed by Borrower pursuant to Section 2.3 Promissory Note in the form of Exhibit A hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

          "Real Property" shall have the meaning set forth in Section 6.9 Hazardous Materials.

          "Term Loan Agreement" shall have the meaning set forth in Section 2.5 Term Loan.


                          Article 2 - Loan Description
                          ----------------------------

Section 2.1.  Amount of Loan
----------------------------

          (a) Upon fulfillment of all conditions precedent set forth in this Loan Agreement, and so long as no Event of Default exists, and no other breach has occurred under this Loan Agreement or any Loan Documents, Lender agrees to make a loan to Borrower which shall consist of a revolving line of credit in the original maximum principal amount of Four Hundred Thousand Dollars ($400,000.00)

          (b) If at any time the total outstanding principal balance of the Loan should be in excess of the Maximum Commitment, or if an Event of Default occurs and is continuing, Lender will be entitled to collect all of the severed and extracted oil, gas, casinghead gas and other hydrocarbons, whether solid, liquid or gaseous, and all other related substance ("Hydrocarbons") in or attributable to any of the right, title, and interest of Borrower, whether now owned or hereafter acquired, in any mineral estates, leasehold estates, oil and gas leases, oil, gas and mineral leases, licenses, subleases, and sublicenses covering lands from which such Hydrocarbons are produced (the "Interests"), together with all of the proceeds thereof. Borrower hereby authorizes and directs all parties producing, purchasing, receiving or having in their possession any such Hydrocarbons or proceeds to treat and regard Lender as the party entitled, in Borrower's place and stead, to receive such Hydrocarbons and proceeds, and such parties shall be fully protected in so treating and regarding Lender and shall be under no obligation to see to the application by Lender of any such proceeds received by it. In addition, Borrower agrees that upon Lender's request it will promptly execute and deliver to Lender such transfer orders, payment orders, division orders and other instruments as Lender may deem necessary, convenient or appropriate in connection with the payment and delivery to Lender of all proceeds, production, and payments.

Section 2.2.  Nature and Duration of Loan
-----------------------------------------

         The Loan shall be a revolving line of credit payable in full upon the date and upon the terms and conditions provided in the Promissory Note.

Section 2.3.  Promissory Note
-----------------------------

          The Loan shall be evidenced by the Promissory Note of Borrower to Lender. The Promissory Note shall be executed and delivered to Lender upon execution and delivery of this Loan Agreement.

Section 2.4.  Prepayment of Loan
--------------------------------

          Borrower may prepay all or any portion of the Loan at any time without penalty. Any prepayment received by Lender after 2:00 p.m. mountain standard or daylight time (whichever is in effect on the date the prepayment is received) shall be deemed received on the following Banking Business Day.

Section 2.5.  Term Loan
-----------------------

          Lender is authorized and directed to disburse a sufficient amount of the funds pursuant to the Promissory Note to repay the Term Loan to Borrower under the Business Loan Agreement dated April 25, 1991, as amended (the "Term Loan Agreement"), such that the outstanding principal amount of such Term Loan is reduced to $1,000,000.00.

Section 2.6.  Borrowing Base
----------------------------

         The Borrowing Base will be redetermined by Lender on February 1 of each year until the Loan, and all interest accrued thereon and any expenses or costs hereunder, have been paid in full and the commitment to make advances under this Agreement has been terminated. In addition, the Lender shall have the right to redetermine the Borrowing Base at anytime that the average price per barrel of West Texas Intermediate as stated in the Wall Street Journal (or an equivalent quotation if the Wall Street Journal ceases to quote the price of West Texas Intermediate) during any ninety day period is $13.00 per barrel or less. Lender shall advise Borrower of each redetermination of the Borrowing Base by Lender by giving notice to Borrower at least 10 days prior to the effectiveness of the redetermined Borrowing Base. In addition, Lender may elect to have the Borrowing

Base redetermined immediately prior to the disbursement of any advance. The redetermination of the Borrowing Base will be based upon the Engineering Reports submitted by Borrower pursuant to this Agreement. Borrower shall provide Lender with such information as Lender may request in connection with any redetermination of the Borrowing Base, including without limitation, information concerning sales contracts and prices of oil and gas as of the date of the redetermination, the quantities or volume of production since the last Borrower Reserve Report and such other information with respect thereto as Lender may require.

                          Article 3 - Security for Loan
                          -----------------------------

Section 3.1.  Collateral
------------------------

         The Loan and Promissory Note shall be secured by such collateral as is provided in the Loan Documents (the "Collateral"), which shall include, without limitation, the following:

                   A. Inventory and Accounts Receivable Security Agreement, dated April 14, 1988;

                   B. Addendum to the Inventory and Accounts Receivable Security Agreement, dated April 12, 1990;

                   C.      Arbitration Addendum, dated May 1, 1992;

                   D. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing from Pioneer to First American Title Company of Utah, as Trustee, and Zions Bank, dated as of January 22, 1996, and recorded and filed as follows: (1) by the Clerk of Crook County, Wyoming, on January 29, 1996, as Entry No. 521712, in Book 341, at Pages 232-253;
                           (2) by the Recorder of San Juan County, Utah, on January 25, 1996, as Entry No. lJ01185S, in Book 749, at Pages 275-296; and (3) in the Uniform Commercial Code Records of the Clerk of Crook County, Wyoming, on January 29, 1996, as Document No. 31350;

                   E. Letter of transmittal, dated January 24, 1996, from Kimball, Parr, Waddoups, Brown & Gee, counsel to Pioneer, to the Utah Department of Trust Land Administrators, to which the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph D above is attached;

                   F. Financing Statement, filed as follows: (1) with the Utah Department of Commerce, Division of Corporations and Commercial Code on January 24, 1996, as File No. 96-506301; and (2) with the Wyoming Secretary of State's office on January 25, 1996, as Document ID No. 9602511 1B06;

                   G. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing from Pioneer to First American Title Company of Utah, as Trustee, and Zions Bank, dated April 5, 1996, recorded and filed as follows: (1) in Mesa County, Colorado; (2) in Rio Blanco County, Colorado on May 23, 1996, as Entry No. 257385, in Book B-524, at
                           Pages 1-26; (3) in Grand County, Utah, on May 10, 1996, as Entry No. 436692, in Book 487, at Pages 212-237; (4) in San Juan County, Utah, on May 13, 1996, as Entry No. 1J012755, in Book 751, at Pages 721-746; (5) in Crook County, Wyoming, on May 13, 1996, as Entry No. 523224 in Book 343, at Pages 113-138; (6) in Fremont County, Wyoming, on May 13, 1996, as Entry No. 1172008, in Book 731, at Pages 501-526; (7) in the Uniform Commercial Code Records of Crook County, Wyoming, on May 13, 1996, as File No. 31669; and (8) in the Uniform Commercial Code Records of Fremont County, Wyoming, on May 14, 1996, as File No. U 246054;

                   H. Letter of transmittal, dated May 13, 1996, from Kimball, Parr, Waddoups, Brown & Gee, counsel to Pioneer, to the Utah Department of Trust Land Administrators, to which the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph G above is attached;

                   I. First. Amendment to the Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing described in subparagraph D above, recorded and filed as follows: (1) in San Juan County, Utah, on May 13, 1996, as Entry No. 1J012754, in Book 751, at Pages 713-720; (2) in Crook County, Wyoming, on May 13, 1996, as Entry No. 523226, in Book 343, at Page 139-146; and (3) in Crook County, Wyoming, on May 13, 1996 as Entry No. 523227;

                   J. Financing Statement, filed as follows: (1) with the Colorado Secretary of State's Of fice, on May 14,
                           1996, as File No. 962037452; (2) with the Utah Department of Commerce, Division of Corporations and Commercial Code, on May 1, 1996, as File No. 96-518334; and (3) with the Wyoming Secretary of State's office, on May 1, 1996, as Document ID No. 9612211 lAO6;

                   K. Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which adds collateral located in Campbell County, Wyoming, recorded and filed in Campbell County, Wyoming;

                   L. First Amendment to Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which amends the document described in subparagraph G, above recorded and filed in Mesa County, Colorado, as Entry Number 1818546, in Book 2371, at Page 904; and

                   M. Second Amendment to Mortgage, Deed of Trust, Security Agreement, Assignment, Financing Statement and Fixture Filing, which amends the documents described in subparagraphs D and G above.

Section 3.2.  Security for Obligations Under Loan Agreement
-----------------------------------------------------------

         All obligations of Borrower under this Loan Agreement are secured by the Collateral.

Section 3.3.  Perfection of Security Interest
---------------------------------------------

         Borrower agrees to execute and deliver any financing statements and other documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien, and to give good faith, diligent cooperation to Lender, and to perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien. Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

Section 3.4.  Release of Lender as Condition to Lien Termination
----------------------------------------------------------------

         In recognition of Lender's right to have all its attorneys fees and expenses incurred in connection with this Loan Agreement secured by the
Collateral, notwithstanding payment in full of the Loan and all other obligations secured by the Collateral, Lender shall not be required to release, reconvey, or terminate any security interest, trust deed, mortgage, assignment, or other lien on the Collateral unless and until Borrower has executed and delivered to Lender general releases in form and substance satisfactory to Lender.

                                    Article 4


                           [INTENTIONALLY LEFT BLANK]


         Article 5 - Conditions to Loan Disbursements Section 5.1. Conditions to
         -----------------------------------------------------------------------
                     Loan Disbursements
                     ------------------

         Lender's obligation to disburse any of the Loan proceeds is expressly subject to, and shall not arise until all of the conditions set forth below have been satisfied. All of the documents referred to below must be in a form and substance acceptable to Lender.

                  a. This Loan Agreement, the Promissory Note, the Loan Documents, and all other documents contemplated by this Loan Agreement to be delivered to Lender prior to funding have been fully executed and delivered to Lender.

                   b. All of the documents contemplated by this Loan Agreement which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

                   c. All other conditions precedent provided in or contemplated by this Loan Agreement, the Loan Documents, or any other agreement or document have been performed.

                   d. As of the date of disbursement of all or any portion of the Loan proceeds, the following shall be true and correct: (1) all representations and warranties made by Borrower in this Loan Agreement are true and correct as of the date of such disbursement; and (2) no Event of Default has occurred under the Loan Agreement and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under this Loan Agreement.

         All conditions precedent set forth in this Loan Agreement, the Loan Documents, or in any other document relating to the Loan are for the sole benefit of Lender and may be waived unilaterally by Lender.

Section 5.2.  No Default. Adverse Change, False or Misleading Statement
-----------------------------------------------------------------------

          Lender's obligation to advance any funds at any time pursuant to this Loan Agreement and the Promissory Note shall, at Lender's sole discretion, terminate upon the occurrence of any Event of Default or upon the occurrence of any material adverse change in Borrower's organization or affairs or in any matter concerning which an agreement, covenant, representation, or warranty has been made herein, or upon the determination by Lender that any of Borrower's representations made herein or in connection with this Loan Agreement were false or materially misleading when made. Upon the exercise of such discretion, Lender shall be relieved of all further obligations under this Loan Agreement, the
Promissory Note, and all other agreements, documents, obligations, and transactions contemplated by this Loan Agreement.



                   Article 6 -. Representations and Warranties
                   -------------------------------------------

Section 6.1.  Organization and Qualification
--------------------------------------------

         Borrower represents and warrants that it is a corporation duly organized and existing in good standing under the laws of the State of Utah. Borrower represents and warrants that it is duly qualified to do business in each jurisdiction where the conduct of its business requires qualification.

         Borrower represents and warrants that it has the full power and authority to own its property and to conduct the business in which it engages and to enter into and perform its obligations under this Loan Agreement, the Promissory Note, the Loan Documents, and all agreements, documents, obligations, and transactions contemplated by this Loan Agreement.

Section 6.2.  Authorization
---------------------------

         Borrower represents and warrants that the execution, delivery, and performance by Borrower of this Loan Agreement, the Promissory Note, the Loan Documents and all agreements, documents, obligations, and transactions herein contemplated have been duly authorized by all necessary corporate action on the part of Borrower and are not inconsistent with Borrower's Articles of Incorporation, By-Laws or any resolution of the Board of Directors of Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery hereof and thereof, this Loan Agreement, the Promissory Note and the Loan Documents will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

Section 6.3.  No Governmental Approval Necessary
------------------------------------------------

         Borrower represents and warrants that no consent by, approval of, giving of notice to, registration with, or taking of any other action with respect to or by any federal, state, or local governmental authority or organization is required for Borrower's execution, delivery, or performance of this Loan Agreement, the Promissory Note, the Loan Documents or any other agreements, documents, obligations, or transactions contemplated by this Loan Agreement.

Section 6.4.  Accuracy of Financial Statements
----------------------------------------------

         Borrower represents and warrants that all of its financial statements, pro forma and actual, heretofore delivered to Lender have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly represent Borrower's actual and anticipated financial condition as of the date thereof, and fully and fairly represent the results of Borrower's operations for the period or periods covered thereby. Borrower represents and warrants that since the date of the most recent financial statements delivered to Lender, there has been no material adverse change in its financial condition.

Section 6.5.  No Pending or Threatened Litigation
-------------------------------------------------

         Borrower  represents  and  warrants  that  except  as  Lender  has been otherwise advised in writing, together with an analysis by Borrower's counsel, there are no actions, suits, or proceedings pending or, to Borrower's knowledge, threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, would have a material adverse affect on Borrower's financial condition, conduct of its business, or ability to perform its obligations under this Loan Agreement, the Promissory Note, the Loan Documents or any other agreement, document, obligation, or transaction contemplated by this Loan Agreement.

Section 6.6.  Full and Accurate Disclosure
------------------------------------------

         Borrower represents and warrants that this Loan Agreement, the financial statements referred to herein, any loan application submitted to Lender, and all other statements furnished by Borrower to Lender in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading. Borrower represents and warrants that it has not failed to disclose in writing to Lender any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Borrower's business, operations, properties, prospects, profits, condition (financial or otherwise), or ability to perform its obligations under this Loan Agreement, the Promissory Note, the Loan Documents, or any other agreement, document, obligation, or transaction contemplated by this Loan Agreement.

Section 6.7.  Compliance With ERISA
-----------------------------------

         Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and the regulations and published interpretations thereunder. Neither a Reportable Event as set forth in Section 4043 of ERISA or the regulations thereunder ("Reportable Event") nor a prohibited transaction as set forth in

Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, has occurred and is continuing with respect to any employee benefit or other plan established, maintained, or to which contributions have been made by Borrower or any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA ("ERISA Affiliate") for its employees which is covered by Title IV of ERISA ("Plan"); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist that constitute grounds under
Section  4042 of  ERISA  entitling  the  Pension  Benefit  Guaranty  Corporation
("PBGC") to institute proceedings to terminate, or appoint a trustee to administrate a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any ERISA Affiliate has completely or partially withdrawn under
Section 4201 or 4204 of ERISA from any Plan described in Section 4001(a) (3) of ERISA which covers employees of Borrower or any ERISA Affiliate ("Multi-employer Plan"); and Borrower and each ERISA Affiliate has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of Borrower or any ERISA Affiliate to the PBGC or the Plan under Title IV of ERISA; and neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

Section 6.8.  Compliance With All Other Applicable Law
------------------------------------------------------

         Borrower represents and warrants that it has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government, or any instrumentality or agency thereof having jurisdiction over the conduct of Borrower's business or the ownership of its properties, which may have a material impact or affect upon the conduct of Borrower's business or the ownership of its properties.

Section 6.9.  Hazardous Materials
---------------------------------

         "Hazardous Materials" shall mean (a) "hazardous waste" as defined by the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), including any future amendments thereto, and regulations promulgated thereunder; (b) "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), including any future amendments thereto, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty or filled or partially filled with any substance; (f) any substance the presence of which is or becomes prohibited by any federal, state, or local law, ordinance, rule, or regulation; and (g) any substance which under any federal, state, or local law, ordinance, rule, or regulation requires special handling or notification in its collection, storage, treatment or disposal.

         For purposes of Hazardous Materials, "Real Property" shall mean any and all real property or improvements thereon owned or leased by Borrower or in which Borrower has any other interest of any nature whatsoever.

         Borrower represents and warrants that, except as Lender has been otherwise previously advised by Borrower in writing, no Hazardous Materials are now located on, in, or under the Real Property, and neither Borrower nor, to Borrower's knowledge, any other person has ever caused or permitted any Hazardous Materials to be placed, held, used, stored, released, generated, located or disposed of on, under or at the Real Property, or any part thereof. Borrower further represents and warrants that no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials is proposed, threatened, anticipated or in existence with respect to the Real Property.

Section 6.10. Operation of Business
-----------------------------------

         Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

Section 6.11. Payment of Taxes
------------------------------

         Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies, including interest and penalties, on the Collateral and on Borrower's property, business and income, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

Section 6.12. Gas Imbalance
---------------------------

         None of the Collateral is subject to any "take or pay," gas balancing or similar provision in accordance with which Hydrocarbons have been or may be produced and delivered without Borrower then or thereafter receiving full payment therefor and no gas imbalances presently exist. The Collateral is not subject to any contractual or other arrangement whereby payment for production therefrom is to be deferred for a substantial period of time after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) . The Collateral is not subject at present to any regulatory refund obligation and no fact exists which might cause the same to be imposed.


                        Article 7 - Borrower's Covenants
                        ---------------------------------

         Borrower makes the following agreements and covenants, which shall continue so long as this Loan Agreement is in effect and so long as Borrower is indebted to Lender for obligations arising out of, identified in, or contemplated by this Loan Agreement.

Section 7.1.  Use of Proceeds
-----------------------------

         Borrower covenants that it will use the proceeds of the Loan solely for the purposes identified to Lender in applying for the Loan.

         Borrower covenants that it will not use any of the proceeds of the Loan, directly or indirectly, so as to involve Borrower in a violation of Regulation U or X of the Board of Governors of the Federal Reserve System, or for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or by any of the rules and regulations respecting the extension of credit promulgated thereunder.

Section 7.2.  Continued Compliance With ERISA
---------------------------------------------

         Borrower covenants that, with respect to all Plans (as defined in Section 6.7 Compliance With ERISA) which Borrower currently maintains or to which Borrower is a party or which Borrower may hereafter adopt, Borrower shall continue to comply with all applicable provisions of ERISA and with all representations made in Section 6.7 Compliance With ERISA, including, without limitation, conformance with all funding standards, prohibited transaction rules, multi-employer plan rules, and necessary reserve requirements.

Section 7.3.  Continued Compliance With Applicable Law
------------------------------------------------------

         Borrower covenants that it shall conduct its business in a lawful manner and in compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders; that it shall maintain in good standing all licenses and corporate or other qualifications reasonably necessary to its business and existence; and that it shall not engage in any business not authorized by and not in accordance with its Articles of Incorporation and By-Laws and other governing documents.

Section 7.4.  Prior Consent for Amendment or Change
---------------------------------------------------

         Borrower covenants that it shall not modify, amend, waive, or otherwise alter Borrower's corporation structure or fail to enforce its article of organization and operating agreement, or other governing documents without Lender's prior written consent.

Section 7.5.  Payment of Taxes and Obligations
----------------------------------------------

         Borrower covenants that it shall pay when due all taxes, assessments, and governmental charges and levies on the Collateral and on Borrower's property, business, and income, and all material obligations of Borrower of whatever nature, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

Section 7.6.  Financial Statements and Reports
----------------------------------------------

         Borrower covenants that it shall provide Lender with such financial statements and reports as Lender may reasonably request, and that such statements and reports shall be prepared -in accordance with generally accepted accounting principles and shall fully and fairly represent Borrower's financial condition and the results of its operations for the period or periods covered. As to all financial statements and reports which Borrower has furnished or may in the future furnish to Lender, Borrower acknowledges and agrees that it has a fiduciary duty to ensure that such statements and reports are accurate and complete.

         Until requested otherwise by Lender, Borrower shall provide the following financial statements and reports to Lender:

         Annual financial statements of Borrower for each fiscal year, prepared by Borrower in a form acceptable to Lender, and reviewed by an independent certified public accounting firm, to be delivered to Lender within one hundred five (105) days of the end of each fiscal year. The annual financial statements shall include a certification by the chief financial officer or chief executive officer of Borrower that the annual financial statements have been prepared in accordance with generally accepted accounting principles, are consistent with prior financial statements submitted to Lender, and accurately represent the actual financial condition of Borrower as of the date thereof, and accurately represent the results of operations for the period covered thereby.

         Quarterly financial statements of Borrower for each fiscal quarter, prepared by Borrower in a form acceptable to Lender, to be delivered to Lender within sixty (60) days of the end of each fiscal quarter. The quarterly financial statements shall include a certification by the chief financial officer or chief executive officer of Borrower that the quarterly financial statements have been prepared in accordance with generally accepted accounting principles, are consistent with prior financial statements submitted to Lender, and accurately represent the actual financial condition of Borrower as of the date thereof, and accurately represent the results of operations for the period covered thereby.

         An Engineering Report and the accompanying Borrower Reserve Report covering all oil and gas properties and Interests included in the Collateral to be delivered to Lender within one hundred five (lOS) days after the end of each fiscal year of Borrower. In connection with the delivery of each Engineering Report, Borrower shall provide to Lender a certificate from the principal financial officer of Borrower that, to the best of his knowledge and in all material respects, (i) the information provided by Borrower for the review of the independent engineering firm with respect to the Engineering Report is complete, true and correct, (ii) Borrower owns good and defensible title to its properties and Interests free of all liens and that the Lender has a first and prior lien on the properties and Interests pursuant to the Loan Documents, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the properties or lnterests which would require Borrower to deliver Hydrocarbons produced from the properties or Interests at some future time without then or within thirty (30) days thereafter receiving full payment therefor, and (iv) attached to the certificate is a list of all persons disbursing proceeds to Borrower from the properties and Interests.

Section 7.7.  Insurance
-----------------------

         Borrower shall maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

Section 7.8.  Inspection
------------------------

         Borrower shall at any reasonable time and from time to time, permit Lender or any representative of Lender to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the properties and assets of, Borrower, and to discuss the affairs, finances, and accounts of Borrower with any of Borrower's officers and directors and with Borrower's independent accountants.

Section 7.9.  Operation of Business
-----------------------------------

         Borrower shall maintain all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower shall not violate any valid rights of others with respect to any of the foregoing. Borrower shall continue to engage in an efficient and economical manner in a business of the same general type as now conducted.

Section 7.10. Maintenance of Records and Properties
---------------------------------------------------

         Borrower shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of Borrower. Borrower shall maintain, keep and preserve all of its properties
(tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

Section 7.11. Notice of Claims
------------------------------

         Borrower shall promptly notify Lender in writing of all actions, suits or proceedings filed or threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, -would have a material adverse effect on Borrower's financial condition, conduct of its business, or ability to perform its obligations under this Loan Agreement, the Promissory Note, the Loan Documents or any other agreement, document, obligation, or transaction contemplated by this Loan Agreement.

Section 7.12.  Restriction on Debt
----------------------------------

         Borrower shall not create, incur, assume, or suffer to exist any debt except as permitted by this Section 7.12. Debt means (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments; (3) obligations for the deferred purchase price of property or services (including trade obligations); (4) obligations as lessee under capital leases; (5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (6) obligations under letters of credit; (7) obligations under acceptance facilities; (8) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any person or entity, or otherwise to assure a creditor against loss; and (9) obligations secured by any mortgage, deed of trust, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

         Permitted exceptions to this covenant are: (1) debt contemplated by this Loan Agreement; (2) debt to Lender pursuant to the Business Loan Agreement dated April 25, 1991 between Borrower and Lender, as amended or otherwise modified from time to time; (3) debt to Lender pursuant to the Business Loan Agreement dated April 5, 1996 between Borrower and Lender, as amended or otherwise modified from time to time; and (4) accounts payable to trade creditors for goods or services which are not aged more than ninety (90) days from the billing date and current operating liabilities (other than for borrowed money) which are not more than ninety (90) days past due, in each case incurred in the ordinary course of business, as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings.

7.13  Negative Pledge
---------------------

         Without Lender's prior written consent, Borrower shall not create, incur, assume, or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, hypothecation, assignment, deposit arrangement, or other preferential arrangement, charge, or encumbrance (including, without limitation, any conditional sale, other title retention agreement, or finance lease) of any nature, upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement under which Borrower appears as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except those contemplated by this Loan Agreement and liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained.

7.14  Sale of Collateral
------------------------

         Borrower will not, without the prior written consent of Lender, convey, lease, sell, transfer or otherwise dispose of (or agree to do so at any future time) all or any part of the Collateral, except, subject to any restrictions or conditions set forth in the Loan Documents, (i) sales of inventory (including oil and gas sold as produced) in the ordinary course of business and (ii) sales of equipment which is uneconomic, obsolete or no longer useful in Borrower's business and having no or ~ minimis operating, sale or fair market value, or
(iii) equipment no longer necessary for the operation of the Collateral.

7.15  Year 2000 Complaint
-------------------------

         Borrower has or will soon have (i) undertaken a detailed assessment of all areas within its business and operations that could be adversely affected by the failure to be "Year 2000 Compliant" (as such term is defined below), (ii) developed and implemented a detailed plan for becoming Year 2000 Compliant on a timely basis, and (iii) made written inquiry of each of its "Providers" (as such term is defined below) as to whether the Providers will by Year 2000 Compliant in all material respects. Borrower reasonably anticipates that it and its Providers will be Year 2000 Compliant on a timely basis. Borrower will promptly advise Lender in writing upon the occurrence of any of the following: (i) Borrower determines or is advised by its accountants, financial advisers, consultants, or auditors or any Provider that it or any Provider will not be Year 2000 Compliant on a timely basis or (ii) Borrower or any Provider experiences data or data processing problems due to failure to be Year 2000 Compliant.

         "Year 2000 Compliant" means, with regard to any entity, that all material software utilized by such entity is able to function fully without causing any error to such entity's date-sensitive data.

         "Providers" means the key suppliers, vendors, and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the financial condition or prospects of Borrower.


                               Article 8 - Default
                               -------------------

Section 8.1.  Events of Default
-------------------------------

         Time is of the essence of this Loan Agreement. The occurrence of any of the following events shall constitute a default under the Promissory Note and this Loan Agreement and shall be termed an "Event of Default":

                   a. Borrower fails in the payment or performance of any obligation, covenant, agreement, or liability created by this Loan Agreement, the Promissory Note, the Loan Documents, or any agreement, document, obligation, or transaction contemplated by this Loan Agreement;

                   b. Any representation, warranty, or financial statement made by or on behalf of Borrower in this Loan Agreement, the Loan Documents, or any document contemplated by this Loan Agreement is materially false or materially misleading when made or furnished;

                   c. Any indebtedness of Borrower to Lender or others under any note, indenture, agreement, or undertaking is accelerated;

                   d. Default or an event which with the passage of time or the giving of notice or both would constitute a default occurs on any indebtedness of Borrower to Lender or others under any note, indenture, agreement, or undertaking;

                   e.    Borrower becomes dissolved or terminated;

                   f. A receiver, trustee, or custodian is appointed for any part of Borrower's property, or any part of Borrower's property is assigned for the benefit of creditors;

                   g. Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Borrower;

                   h. Any judgment or regulatory fine is entered against Borrower which may materially affect Borrower;

                   i. Borrower becomes insolvent or fails to pay its debts as they mature;

                   j. Default occurs or Borrower fails to comply with any term in any of the Loan Documents; or

                   k.  Any  material   adverse   change   occurs  in  Borrower's
          condition, or any event occurs which may cause a material adverse change in Borrower's condition.


Section 8.2.  No Waiver of Event of Default
-------------------------------------------

         No course of dealing or delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.


                              Article 9 - Remedies
                              --------------------

Section 9.1.  Remedies upon Event of Default
--------------------------------------------

         Upon the occurrence of an Event of Default, and at any time thereafter, all or any portion of the obligations due or to become due from Borrower to Lender, whether arising under this Loan Agreement, the Promissory Note, the Loan Documents or otherwise, at the option of Lender and without notice to Borrower of the exercise of such option, shall accelerate and become at once due and payable in full, and Lender shall have all rights and remedies created by or arising from this Loan Agreement, the Promissory Note, the Loan Documents, all other documents contemplated by this Loan Agreement, and all other rights and remedies existing at law, in equity, or by statute.

         Additionally, Lender shall have the right, immediately and without prior notice or demand, to set off against Borrower's obligations to Lender, whether or not due, all money and other amounts owed by Lender in any capacity to Borrower, including, without limitation, checking accounts, savings accounts, and other depository accounts, and Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money or amounts immediately upon occurrence of an Event of Default, even though such charge is entered on Lender's books subsequent thereto.

Section 9.2.  Rights and Remedies Cumulative
--------------------------------------------

         The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein, or hereafter existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.

Section 9.3.  No Waiver of Rights
---------------------------------

          No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.


                         Article 10 - General Provisions
                         -------------------------------

Section 10.1.  Governing Agreement
----------------------------------

         In the event of conflict or inconsistency between this Loan Agreement
and  the  Loan  Documents  or  other  agreements,   documents,  obligations,  or
transactions contemplated by this Agreement (excluding the Promissory Note), the terms, provisions and intent of this Loan Agreement shall govern.

Section 10.2.  Borrower's Obligations Cumulative
------------------------------------------------

         Every obligation, covenant, condition, provision, warranty, agreement, liability, and undertaking of Borrower contained in this Loan Agreement, the Promissory Note, the Loan Documents, and all agreements, documents, obligations, and transactions contemplated by this Loan Agreement shall be deemed cumulative and not in derogation or substitution of any of the other obligations, covenants, conditions, provisions, warranties, agreements, liabilities, or undertakings of Borrower contained herein or therein.

Section 10.3.  Payment of Expenses and Attorney's Fees
------------------------------------------------------

         Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of the Loan, including, without limitation, title insurance, recording fees, filing fees, and reasonable attorneys fees and legal expenses. Lender is authorized to disburse funds under the Promissory Note for payment of these expenses.

         Upon occurrence of an Event of Default, Borrower agrees to pay all costs, and expenses, including reasonable attorney fees and legal expenses, incurred by Lender in enforcing, or exercising any remedies under, this Loan Agreement, the Promissory Note, or the Loan Documents, or any other rights and remedies. Payment of all such expenses shall be secured by the Loan Documents and Collateral.

          Borrower agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, this Loan Agreement, the Loan Documents, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

Section 10.4.  Right to Perform for Borrower
--------------------------------------------

         Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral or any other property or asset of Borrower, to pay any filing, recording, or other charges payable by Borrower, or to perform any other obligation of Borrower under this Loan Agreement or under the Loan Documents. All such payments and expenses incurred by Lender shall be reimbursed by Borrower upon demand, together with interest at the rate provided in the Promissory Note from the date of disbursement until reimbursed, both before and after judgment, and shall be secured by the Loan Documents and Collateral -

Section 10.5.  Assignability
----------------------------

         Borrower may not assign or transfer this Loan Agreement, the Promissory Note, the Loan Documents or any agreement, document, - obligation, or transaction contemplated by this Loan Agreement, and any such purported assignment or transfer is void.

         Lender may assign or transfer this Loan Agreement, the Promissory Note, the Loan Documents, and any agreement, document, obligation, or transaction contemplated by this Loan Agreement.

Section 10.6.  Third Party Beneficiaries
----------------------------------------

         The Loan, this Loan Agreement, the Promissory Note, the Loan Documents, and all other agreements, documents, obligations, and transactions contemplated by this Loan Agreement are made for the sole and exclusive benefit of Borrower and Lender and are not intended to benefit .any other third party. No third party may claim any right or benefit or seek to enforce any term or provision of this Loan Agreement, the Loan, the Promissory Note, the Loan Documents, or any other agreement, document, obligation, or transaction contemplated by this Loan Agreement.

Section 10.7.  Governing Law
----------------------------

         This Loan Agreement, the Promissory Note, the Loan Documents, and all agreements, documents, obligations, and transactions contemplated by this Loan Agreement shall be governed by and construed in accordance with the laws of the State of Utah, except to the extent that any such document expressly provides otherwise.

Section 10.8.  Severability of Invalid Provisions
-------------------------------------------------

         With respect to this Loan Agreement, the Promissory Note, the Loan Documents, and all agreements, documents, obligations, and transactions contemplated by this Loan Agreement, any provision hereof or thereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.9.  Interpretation of Loan Agreement
-----------------------------------------------

         The article and section headings in this Loan Agreement are inserted for convenience only and shall not be considered part of the Loan Agreement nor be used in its interpretation.

         All references in this Loan Agreement to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

Section 10.10.   Survival and Binding Effect of Representations, Warranties, and
--------------------------------------------------------------------------------
Covenants
---------

         All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Loan Agreement and shall continue in effect so long as any obligation to Lender contemplated by this Loan Agreement is outstanding and unpaid, notwithstanding any termination of this Loan Agreement. All agreements, representations, warranties, and covenants made herein by Borrower shall survive any bankruptcy proceedings involving Borrower. All agreements, representations, warranties, and covenants in this Loan Agreement shall bind the -party making the same, and its successors and, in Lender's case, assigns, and all rights and remedies in this Loan Agreement shall inure to the benefit of and be enforceable by each party for whom made, and their respective successors and, in Lender's case, assigns.

Section 10.11. Indemnification
------------------------------

         Borrower agrees to indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of this Loan Agreement, the Promissory Note, the Loan Documents, or any of the agreements, documents, obligations, or transactions contemplated by this Loan Agreement, including, without limitation, any claims, liability, or causes of actions related to any Hazardous Material located on, in, or under the Real Property, but excluding any such claims based upon breach or default by Lender or negligence or misconduct of Lender.

         Lender shall have the sole and complete control of the defense of any such claims. Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

         Any  indemnification  amount  owing to Lender  pursuant to this Section
10.11 shall be secured by the Loan Documents and Collateral except that, notwithstanding anything to the contrary in this Loan Agreement or the Loan Documents, any such indemnification amount owing to Lender shall not be secured in any way by any Real Property on, in or under which any Hazardous Material is located.

Section 10.12. Limitation of Conseguential Damages
--------------------------------------------------

         Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration or collection of the Loan.

Section 10.13. Revival Clause
-----------------------------

         If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable trsnsfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advi.ce of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

Section 10.14.  Duplicate Originals
-----------------------------------

         Two or more duplicate originals of this Loan Agreement may be signed by the parties, each duplicate of which shall be an original but all of which together shall constitute one and the same instrument.

Section 10.15.  Counterpart Execution
-------------------------------------

         This Loan Agreement may be executed in several counterparts, without the requirement that all parties sign each counterpart.

Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

Section 10.16. Arbitration
--------------------------

ARBITRATION DISCLOSURES:

         10.16.1 ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

         10.16.2 IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A J1JRY TRIAL.

         10.16.3  DISCOVERY IN  ARBITRATION  IS MORE  LIMITED THAN  DISCOVERY IN
COURT.

         10.16.4 ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR SEEK MODIFICATION OF ARBITRATORS' RULINGS IS VERY LIMITED.

         10.16.5 A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

         10.16.6 IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

ARBITRATION AGREEMENT

         10.16.7 Any claim or controversy ("Dispute") between or among the parties to this Loan Agreement, including but not limited to Disputes arising out of or relating to the Loans, this Loan Agreement, the Promissory Notes, the Loan Documents or any agreement, document, obligation or transaction contemplated by this Loan Agreement, this Section 10.16 Arbitration
("Arbitration Agreement"), or any related agreements or instruments relating hereto or delivered in connection herewith ("Related Documents"), and including but not limited to a Dispute based on or arising from an alleged tort, shall at the request of any party to this Loan Agreement be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association ("the Administrator"). The provisions of this Arbitration Agreement shall survive any termination, amendment, or expiration of this Loan Agreement or Related Documents.

         10.16.8 The arbitration proceedings shall be conducted in Salt Lake City, Utah, at a place to be determined by the Administrator. The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within one-hundred-fifty (150) days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this Loan Agreement, this Arbitration Agreement or Related Documents, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily dismiss any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim or controversy involving another party that is substantially related to the Dispute where that other party is bound by an arbitration clause with the Lender, such as borrowers, guarantors, sureties, and owners of collateral; (2) consolidate in a single arbitration proceeding any other claim or controversy that is substantially similar to the Dispute; and (3) administer multiple arbitration claims or controversies as class - actions in accordance with the provisions of Rule 23 of the Federal Rules of Civil Procedure.

         10.16.9 The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall be knowledgeable in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must be knowledgeable in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and. arbitrator(s)' fees) . The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

         10.16.10 Judgment upon an arbitration award may be entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed four million dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made within that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

         10.16.11 No provision of this Arbitration Agreement, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but not limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies including but not limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before initiation of or during an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this Arbitration Agreement.

         10.16.12 Notwithstanding the applicability of any other law to the Loan Agreement, the Arbitration Agreement, or Related Documents between or among the parties, the Federal -Arbitration Act, 9 U.S.C. ss. 1 ~ ~q., shall apply to the construction and interpretation of this Arbitration Agreement.

Section 10.17. Notices
----------------------

         All notices or demands by any party to this Loan Agreement shall, except as otherwise provided herein, be in writing and may be sent by certified mail, return receipt requested. Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Borrower or Lender at the mailing addresses stated herein or to such other addresses as Borrower or Lender may from time to time specify in writing. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

                   Mailing addresses:

          Lender:

                   Zions First National Bank
                   Commercial Loan Department
                   P.O. Box 25822
                   One South Main Street
                   Salt Lake City, Utah 84125
                   Attention: Brett L. Eliason

          With a copy to:

                   Callister Nebeker & McCullough
                   Gateway Tower East Suite 900
                   10 East South Temple
                   Salt Lake City, Utah 84133
                   Attention:  Glen F. Strong, Esq.

          Borrower:

                   Pioneer Oil and Gas
                   1225 Ft. Union Boulevard, Suite 100
                   Midvale, Utah 84047
                   Attention: ________________________

Section 10.18. Integrated Agreement and Subseguent Amendment
------------------------------------------------------------

         This Loan Agreement, the Promissory Note, the Loan Documents, and the other agreements, documents, obligations, and transactions contemplated by this Loan Agreement constitute the entire agreement between Lender and Borrower, and may not be altered or amended except by written agreement signed by Lender and Borrower. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENTS BETWEEN LENDER AND BORROWER AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

         All   prior   and   contemporaneous   agreements,    arrangements   and
understandings between the parties hereto as to the .subject matter hereof are, except as otherwise expressly provided herein, rescinded.


          Closing Date: January ------ , 1999.


                                     Lender:

                                     ZIONS FIRST NATIONAL BANK,
                                     a national banking association
                                     By:        signed
                                            Brett L. Eliason
                                            Vice President

                                     Borrower:

                                     PIONEER OIL AND GAS,
                                     a Utah corporation




                                     By: signed by Don J. Colton


                                     Title:President

                                    EXHIBIT A

                                 PROMISSORY NOTE

                                 PROMISSORY NOTE

                                            January 8,  1999


Borrower:          Pioneer Oil and Gas

Lender:            Zions First National Bank

Amount:            $400,000.00

Maturity:          December 31, 1999


         For value received, Borrower promises to pay to the order of Lender at its Commercial Loan Department in Salt Lake City, Utah, the sum of four hundred thousand dollars ($400,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon at a variable rate computed on the basis of a three hundred sixty (360) day year as follows: one and five-tenths percent (1.5%) per annum above the Prime Rate (hereinafter defined) of Lender from time to time in effect, adjusted as of the date of any change in the Prime Rate. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3%) per annum above the foregoing variable rate, which is a default rate of four and five-tenths percent (4.5%) per annum above the Prime Rate.

         Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         Principal and interest shall be payable as follows: Interest accrued is to be paid monthly commencing February 1, 1999, and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on December 31, 1999.

         All payments shall be applied first to accrued interest and the remainder, if any, to principal.

         Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks:
Chase Manhattan Bank, Wells Fargo Bank N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Lender's Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in the Lender's bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank" shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

         This Promissory Note shall be a revolving line of credit under which Borrowers may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Loan Agreement dated January --, 1999, between Lender and Borrower (the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the principal amount of this Promissory Note. Disbursements under this Promissory Note shall be made in accordance with the Loan Agreement.

         If, at any time prior to the maturity of this Promissory Note, this Promissory Note shall have a zero balance owing, this Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         This Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement.

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Promissory Note becomes in default or payment is accelerated, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         All obligations of Borrower under this Promissory Note shall be joint and several.

         Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non-payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.


                                    Borrower:

                                    Pioneer Oil and Gas



                                    By:signed by Don J. Colton
                                    Title: President